SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No.  )

Filed by Registrant [X]
Filed by a Party other than a Registrant [  ]
Check the appropriate box:
[ ]       Preliminary Proxy Statement
[X]       Definitive Proxy Statement
[ ]       Definitive Additional Materials
[ ]       Soliciting Material Pursuant to 240.14a-11(c) or 240.14-12

                              Steritek, Inc.
              (Name of Registrant as Specified In Its Charter)

                     Board of Directors of Steritek, Inc.
                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i), or 14a-6(j)(2).
[  ]   $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
        and 0-11.

        1) Title of each class of securities to which transaction applies:

        2) Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        4) Proposed maximum aggregate value of transaction:

[  ]    Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

        2)  Form, Schedule or Registration Statement No.:

        3)  Filing Party:

        4)  Date Filed:

                               STERITEK, INC.
                          121 Moonachie Avenue
                      Moonachie, New Jersey  07074

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                    on
                             February 5, 1997

     Notice is hereby given that the Annual Meeting of Shareholders of Steritek, Inc., a New Jersey corporation (the "Company"), will be held at the offices of Steritek, Inc., 121 Moonachie Avenue, Moonachie, New Jersey 07074 on Wednesday, February 5, 1997 at 10:00 a.m., local time, for the following purposes:

     1. To elect four directors to serve until the next annual meeting of shareholders; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on December 16, 1996 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

     A copy of the Annual Report of Steritek, Inc. for the fiscal year ending June 30, 1996 is enclosed with this Notice, the attached Proxy Statement and accompanying proxy card.

     All shareholders are urged to attend the meeting in person or by proxy.


                        By Order of the Board of Directors,


                               Albert J. Wozniak
                                  President

December 19, 1996
Moonachie, New Jersey

KINDLY MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IF YOU CANNOT ATTEND IN PERSON.

                               STERITEK, INC.
                          121 Moonachie Avenue
                      Moonachie, New Jersey  07074
                           ____________________

                             PROXY STATEMENT
                           ____________________

                    SOLICITATION AND VOTING OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Steritek, Inc., a New Jersey corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") which will be held at 10:00 A.M., local time, on Wednesday, February 5, 1997, at the offices of Steritek, Inc., 121 Moonachie Avenue, Moonachie, New Jersey 07074, and at any adjournment of that meeting, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, the accompanying proxy card, and the Company's Annual Report to Shareholders are being sent to shareholders on or about December 19, 1996. The Company's principal executive offices are located at 121 Moonachie Avenue, Moonachie, New Jersey 07074.

     Shares of common stock represented by properly executed proxy cards received by the Company at or prior to the meeting will be voted in accordance with the instructions indicated on the proxy card. Unless contrary instructions are given, the persons named on the proxy card intend to vote the shares so represented FOR the election as a director of each nominee named in this Proxy Statement. As to other business which may properly come before the meeting, the persons named on the proxy card will vote according to their best judgment.

     A proxy may be revoked at any time before it is voted at the Annual Meeting (1) by a duly executed proxy bearing a later date, (2) by a written revocation addressed to the Secretary of the Company at the address above, or (3) by voting by ballot at the Annual Meeting.

     The cost of preparing, assembling and mailing this proxy soliciting material and Notice of Annual Meeting of Shareholders will be borne by the Company. Additional solicitation by mail, telephone, telecopier or by personal solicitation may be done by directors, officers and regular employees of the Company, for which they will receive no additional compensation. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of the Company's common stock as of the record date will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable expenses.

                              VOTING SECURITIES

     At the close of business on December 16, 1996, the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting, the Company had outstanding 3,586,285 shares of common stock, without par value ("Common Stock"). The Company has no other class of stock outstanding.

     Each share is entitled to one vote on all matters presented at the Annual Meeting. The nominees for directors who receive a plurality of the votes cast by the holders of the Common Stock entitled to vote at the meeting will be elected. The adoption of other proposals, if any, will require the affirmative vote of the holders of a majority of the Common Stock voted on such proposal. The presence in person or by proxy of the holders of a majority of the shares of Common Stock of the Company issued and outstanding and entitled to vote at the Annual Meeting constitutes a quorum. Abstentions will be treated as shares that are present and entitled to vote for the purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. Broker non-votes of shares will not be considered as present and entitled to vote with respect to that matter.

                            ELECTION OF DIRECTORS

     Four directors are to be elected at the Annual Meeting, each to serve until the next annual meeting and until his successor shall have been elected and qualified. Each of the nominees named below is presently a member of the Board. There are, as of the date hereof, two vacancies on the Board of Directors. The Company has not yet identified nominees to fill these vacancies. Proxies cannot be voted for a greater number of persons than the number of nominees named. The nominees for directors who receive a plurality of the votes cast by the holders of the Common Stock entitled to vote at the meeting will be elected.

     Votes pursuant to the accompanying proxy will be cast, unless otherwise indicated on the proxy card, for the re-election of each of Albert J. Wozniak, Charles A. Pergola, Herbert W. Marache, Jr., and James K. Wozniak. In case any of the nominees should become unavailable for election for any reason not presently known or contemplated, the persons named on the proxy card will have discretionary authority to vote pursuant to the proxy for a substitute.

     Set forth below is the name, principal occupation and age of each nominee for election as director, as well as certain information relating to other positions held by them with the Company and other companies. Except as otherwise indicated, the information set forth below as to principal occupation is for at least the last five years. The family relationships among the directors and officers of the Company are described below.

                   Nominee for Re-Election As A Director

         Name             Age                Experience

Albert J. Wozniak          58       Chairman of the Board, Chief Executive
                                    Officer and President of the Company.
                                    Albert J. Wozniak is the father of
                                    James K. Wozniak.

Herbert W. Marache, Jr.    68       Director of the Company since June 1992
                                    and Senior Vice President of Janney
                                    Montgomery Scott, Inc.  Mr. Marache is
                                    currently a director of Biosearch Medical
                                    Products, Inc., a surgical device
                                    manufacturer; of American Centurion Life
                                    Insurance Company, a wholly owned
                                    subsidiary of American Express Company;
                                    and of The Peak Technologies Group, Inc., a distributor of bar code based data collection equipment and systems and engaged in designing, assembling and distributing mini-printers.

Charles A. Pergola         64       Director of the Company since December
                                    1992, President of the Beauty Care Group of Revlon from July 1990 to December
                                    1991, President of SmithKline Beecham
                                    Consumer Brands from September 1989 to
                                    June 1990, President of Beecham Products
                                    USA from September 1988 to September
                                    1989, and President of Norcliff Thayer,
                                    Beecham Group from 1986 to 1988.  Prior
                                    to 1986, Mr. Pergola held various
                                    executive positions at Revlon and
                                    Norcliff Laboratories.  Mr. Pergola is
                                    also a director of W.F. Young Co. and
                                    AFPE Foundation.

James K. Wozniak           34       Director of the Company since 1991, Vice
                                    President of the Company since December
                                    1991, and Secretary since July 1992.
                                    James K. Wozniak is the son of Albert J.
                                    Wozniak.

     Albert J. Wozniak is also an executive officer of the Company.
Executive officers are elected by, and serve at the discretion of, the Board.

Recommendation of the Board

     The Board of Directors recommends that shareholders vote in favor of the re-election of each of Albert J. Wozniak, Charles A. Pergola, Herbert W. Marache, Jr., and James K. Wozniak as a director.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of September 1, 1996, certain information with respect to the beneficial ownership of the Common Stock of the Company as to each director and nominee of the Company, each person known by the Company to own beneficially more than 5% of its Common Stock, each executive officer, and all directors and executive officers of the Company as a group.

                                         Shares
                                      Beneficially     Percent
Name and Address                         Owned(1)       Owned
----------------                      -------------     ------
Albert J. Wozniak...................  2,230,650(2)      58.46%
Steritek,Inc.
121 Moonachie Ave.
Moonachie, NJ 07074

Gerlach & Co.......................     356,639          9.94%
c/o Citibank N.A.
111 Wall Street
New York, NY 10043

Herbert W. Marache, Jr..............     78,600(3)       1.62%
Allan B. Levin, M.D.................    129,350(3)       3.01%
Charles A. Pergola..................     40,000(3)          *
James K. Wozniak....................     67,000(3)       1.30%

All directors and officers
  as a group (5 persons)............  2,545,600(4)      63.50%

---------------------------
* - Represents less than 1%.

(1) Unless otherwise indicated, each named holder has, to the best knowledge of the Company, sole voting and investment power with respect to the shares.

(2) Includes 215,000 shares of Common Stock of the Company that may be acquired within 60 days upon the exercise of options.

(3)  Includes 65,000 shares (except as to Mr. Pergola and Mr.
Marache, in which case such amount includes 40,000 shares) of Common Stock of the Company that may be acquired within 60 days upon the exercise of options.

(4) Includes 425,000 shares of Common Stock of the Company that may be acquired by directors and officers within 60 days upon the exercise of options.

                Compliance With Section 16(a) of the
                   Securities Exchange Act of 1934

     The Federal securities laws require the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any equity securities of the Company.

     To the Company's knowledge, based solely on the review of the copies of such reports furnished to the Company and written representations from reporting persons with respect to fiscal year ending June 30, 1996, the Company believes that during such fiscal year all persons subject to these reporting requirements filed the required reports on a timely basis.

                  Board Meetings and Committees

     The Board of Directors met two times during the fiscal year ended June 30, 1996. Each of the Company's current directors attended all of the meetings of the Board. There were no meetings held by committees of the Board during the fiscal year ended June 30, 1996.

     The Board of Directors has two standing Committees: the Audit Committee and the Compensation Committee.

     The Audit Committee consists of Messrs. Marache and Levin. The \ principal functions of the Audit Committee are to periodically meet with the Company's independent public accountants to discuss certain accounting and internal control and other matters deemed important by it, and such other duties and powers as the Board may delegate.

     The Compensation Committee, consisting of Messrs. Albert J. Wozniak, Marache and Levin, is responsible for recommending to the Board the compensation of the officers of the Company, determination of bonuses to employees, and the award of stock options and the administration of the stock option plan, and such other duties and powers as the Board may delegate.

                       EXECUTIVE COMPENSATION

    Set forth below is disclosure of all plan and non-plan compensation awarded to, earned by, or paid to the named executive officer by any person for all services rendered in all capacities to the Company and its subsidiaries, unless otherwise specified.

                      Summary Compensation Table

      The table below sets forth information concerning
compensation paid to the named executive officer during the last fiscal year.
                                                Long Term Compensation
                                                ----------------------
                     Annual Compensation          Awards        Payouts
                     -------------------        ------------   --------

                                      Other
Name and                              Annual  Restrct                   All
Principal    Fiscal  Salary   Bonus   Comp.    Stock   Options  LTIP   Other
Position      Year    ($)     ($)      ($)     Awrds     (#)    Payout Comp.
---------    ------  ------   -----   ------   ------  -------  ------ ------

Albert J.    1996   200,000    -        -       -        20,000    -     -
 Wozniak     1995   238,000    -        -       -          -       -     -
Chairman,    1994   262,000    -        -       -       160,000    -     -
CEO and
President

               Aggregate Options Exercised in Last Fiscal Year
                      and Fiscal Year-End Option Values

    The table below sets forth information concerning exercises of stock options by the named executive officers during the last fiscal year and the fiscal year-end value of the named executive officer's unexercised options.

                                              Number of       Value of
                                             Unexercised     Unexercised
                                             Options at      In-the-Money
                                               FY-End         Options at
                   Shares         Value          (#)           FY-End ($)
                 Acquired on    Realized     Exercisable/    Exercisable/
     Name        Exercise (#)     ($)        Unexercisable   Unexercisable
     ----        ------------   ---------    -------------   -------------
    Albert J.         -            -         215,000/-0-         $0/0
    Wozniak

                          Compensation of Directors

     Directors are awarded options to purchase Common Stock of the Company pursuant to the Stock Option Plan for their services as a director. For the fiscal year ended June 30, 1994, each director was awarded options to purchase 10,000 shares of Common Stock at the fair market value on the date
of grant for services as a director.   During the fiscal year ended June 30,
1995, no director was awarded options to purchase shares of Common Stock.
For the fiscal year ending June 30, 1996, each of the five directors have been awarded options to purchase 20,000 shares of Common Stock, at an exercise price of $0.25 per share, which price the Board has determined to be fair market value on the date of the grant. No options have been awarded since then. Under the terms of the Stock Option Plan, the maximum amount of options awarded to a director in a year, for his or her services as such, cannot exceed options to purchase 35,000 shares of Common Stock.

                        Employment Contracts

    No executive officer of the Company is a party to an employment agreement, termination of employment or change in control arrangement, or any other compensatory plan or arrangement.

                        Stock Option Plan

    The Steritek, Inc. Stock Option Plan (the "Plan"), authorizes the granting of either Incentive Stock Options or Nonqualified Stock Options to acquire in the aggregate up to 550,000 shares of the Company's Common Stock. The shares available for issuance will be increased or decreased according to any reclassification, recapitalization, stock split, stock dividend or other such subdivision or combination of the Company's Common Stock. The following description of certain provisions of the Plan is qualified in its entirety by reference to the Plan which is available from the Company upon request.

    Eligibility. Any person, including officers and directors, employed by the Company or any parent or subsidiary of the Company shall be eligible to receive Incentive Stock Options under the Plan. Approximately 143 persons are eligible to receive Incentive Stock Options as of September 1, 1996. Any employee who owns ten percent or more of the total combined voting power of all classes of the Company's voting stock shall be eligible to receive Incentive Stock Options only under certain limited circumstances. Additionally, the Plan permits Nonqualified Stock Options to be granted to directors, consultants, independent contractors and agents as well as employees. An indeterminate number of persons, including three nonemployee directors, are eligible to receive Nonqualified Stock Options as of September 1, 1996. Each director shall not, however, be eligible to receive stock options to purchase more than 35,000 shares of Common Stock per year, subject to such further terms and conditions as are contained in the Plan. It is the present intent of the Company to satisfy the regulations promulgated under Rule 16(b) of the Securities Exchange Act of 1934, as amended, insofar as such rules relate to participation in the Plan by directors who are disinterested administrators, as such term is defined therein. In connection therewith, the Company may request a No-Action Letter from the Division of Corporate Finance of the Securities and Exchange Commission and, consequently, may modify the terms under which directors participate in the Plan. The Board of Directors of the Company will determine who should be granted stock options under the Plan.

    Exercise Price of Options. Options granted pursuant to the Plan must have an exercise price equal to the fair market value of the Company's Common Stock at the time the option is granted, except that in the case of an Incentive Stock Option the price shall be at least 110 percent of the fair market value where the option is granted to an employee who owns more than ten percent of the total combined voting power of all classes of the Company's voting stock. On September 1, 1996, the average bid and asked prices of the Company's Common Stock, as reported by the National Quotation Service, Inc., was approximately $.25 and $.625, respectively. Under the terms of the Plan, the aggregate fair market value of the stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year shall not exceed $100,000.

    Terms. All options available to be granted under the Plan must be granted by January 1, 2002. The Board of Directors will determine the actual term of the options but no option will be able to be exercised after the expiration of ten years from the date of its grant. No Incentive Stock Option granted to an employee who owns more than ten percent of the combined voting power of all the outstanding classes of stock in the Company may be exercised after five years from the date of grant.

    The options granted pursuant to the Plan shall not be transferable except by will or by the laws of descent and distribution.

    Exercise of Options. Incentive Stock Options granted to employees under the Plan may be exercised only by the employee during his employment with the Company or for a period not exceeding three months after voluntary termination, or for a period not exceeding one year if the employee ceased employment because of permanent and total disability within the meaning of
Section 105(d)(4) of the Internal Revenue Code of 1986, as amended, but such options may be exercised by the employee's estate, or by any person who acquired the right to exercise such option by bequest or inheritance from the employee for a period of twelve months from the date of the employee's death. If such option shall by its terms sooner expire, such options shall not be extended as a result of the employee's death. All options granted pursuant to the Plan must be exercised within ten years from the date of the grant. Incentive Stock Options granted to an employee who is the beneficial owner of ten percent or more of the total combined voting power of all classes of the Company's stock, or of any parent or subsidiary, must exercise such options within five years from the date such option is granted. Options granted under the Plan need not be exercised in the order in which they are granted. If employment is terminated for cause or without consent of the employee, the options granted pursuant to the Plan shall immediately terminate.

Tax Consequences Of Stock Options

Incentive Stock Options

    Certain options granted under the Plan are intended to qualify as incentive stock options ("Incentive Stock Option") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"). Set forth below is a general summary of certain of the principal Federal income tax consequences to participants and the Company of Incentive Stock Options granted under the Plan.

    An employee to whom an Incentive Stock Option is granted pursuant to the Plan will not recognize any compensation income (for regular tax purposes), and the Company will not be entitled to a compensation deduction, at the time an Incentive Stock Option is granted or at the time an Incentive Stock Option is exercised. However, in the year of exercise the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price will generally be included in the optionee's computation of alternative minimum taxable income.
The amount included in income will be added to the optionee's basis in the shares received for minimum tax computation purposes. If the employee incurs the alternative minimum tax, however, he or she should qualify for the credit for prior year minimum tax liability in the first future year he or she has regular tax liability.

    In order to obtain Incentive Stock Option treatment for Federal income tax purposes upon the subsequent sale (or other disposition) by the optionee of the shares of Common Stock received upon exercise of the option, the sale (or other disposition) must not occur with two years from the date the option was granted nor within one year after the transfer of such shares upon exercise of the option (the "ISO holding period requirement"). If the ISO holding period requirements are satisfied, on the subsequent sale (or other disposition) by the optionee of the shares of Common Stock received upon the exercise of an option, the optionee generally will recognize income from the sale of a capital asset equal to the difference, if any, between the proceeds realized from the sale (or other disposition) and the amount paid as the exercise price of the option. On the other hand, if the ISO holding period requirements are not satisfied, on the subsequent sale (or other disposition) by the optionee of the shares of Common Stock received upon the exercise of the option ("Disqualifying Disposition"), the optionee generally will recognize income taxable as compensation, and the Company will be entitled to a compensation deduction (provided certain withholding requirements are met), in an amount equal to the lesser of (a) the difference, if any, between the fair market value of the shares on the date of exercise and the amount paid as the exercise price of the option, or (b) the difference, if any, between the proceeds realized from the sale or other disposition and the amount paid as the exercise price of the option. Any additional gain realized on a Disqualifying Disposition (in addition to the compensation income referred to above) would generally give rise to income from the sale of a capital asset and taxed accordingly.

    The tax basis of the shares of Common Stock received by the optionee will be equal to the amount paid as the exercise price plus the amount, if any, includable in his or her gross income as compensation in the event of a Disqualifying Disposition. The holding period for the shares will commence on the date of exercise of the Incentive Stock Option.

Nonqualified Stock Options

    Certain options to purchase Common Stock issued under the Plan may not be intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code. As such, the options are generally referred to as Nonqualified Stock Options. Set forth below is a general summary of certain of the principal Federal income tax consequences to participants and the Company of Nonqualified Stock Options.

    An individual to whom a Nonqualified Stock Option is granted will generally not recognize any compensation income, and the Company will not be entitled to a compensation deduction, at the time the Nonqualified Stock Option is granted (even if the option price is less than the fair market value of the Common Stock at the time of the grant). In the year of exercise or, if later, the year in which the six month period prescribed by Section 16(b) of the Securities Exchange Act of 1934 ("Section 16(b)"), if applicable, expires, the optionee generally will recognize income taxable as compensation and, provided the Company meets the applicable withholding requirements, the Company will be entitled to a compensation deduction, in an amount equal to the difference (if any) between the fair market value of the shares on the date of exercise (or, if applicable, the date any Section 16(b) restrictions expire) and the amount paid as the exercise price of the option.

    An optionee who is a director or officer of the Company within the meaning of Section 16(b), or who is otherwise subject to Section 16(b), will be required to defer the recognition of income on the purchase of shares pursuant to Nonqualified Stock Options until the Section 16(b) restrictions expire. He or she may consider electing to disregard the Section 16(b) restrictions for tax purposes pursuant to Section 83(b) of the Code. Under this election, the amount will be included in income in the year of exercise (which may not be the year the Section 16(b) restrictions lapse) and will be measured by the difference between the option price and fair market value when the Section 16(b) restrictions lapse.

    The tax basis of the shares of Common Stock received by the optionee upon exercise will be equal to the amount paid as the exercise price plus the amount, if any, includable in his or her gross income as compensation. The holding period for the shares will commence just after the exercise of the Nonqualified Stock Option or, if applicable, just after the date the Section 16(b) restrictions expire.

    On the subsequent sale (or other disposition) by the optionee of the shares of Common Stock received upon the exercise of the option, any gain or loss realized on such sale or disposition will generally give rise to gain or loss from the sale of a capital asset and taxed accordingly.

Stock Options Issued by the Company

    The following table sets forth, as to certain executive officers of the Company and as to all executive officers of the Company as a group, the total number of options granted between June 20, 1992, the date of adoption of the plan, and June 30, 1996 and the average exercise price of such options. No options granted by the Company have been exercised as of September 1, 1996. Options to purchase 45,000 shares have been cancelled.

                                     Options granted during period
                                ----------------------------------
Name of individual                                    Per share
or number in group              Number of shares    Exercise Price
------------------              ----------------    --------------
Albert J. Wozniak (1)..........      35,000             $ .50
 Chairman, CEO and President        160,000             $1.50
                                     20,000             $ .25

James K. Wozniak (2)...........      35,000             $ .50
 Director, VP and Secretary          10,000             $1.50
                                     20,000             $ .25

Non-Executive Director Group...      45,000             $ .50
                                     10,000             $1.00
                                     30,000             $1.50
                                     60,000             $ .25

Employee Group.................      70,000             $ .50
                                     20,000             $1.50

-----------------------
(1)  Albert J. Wozniak is the only Executive Officer.
(2)  James K. Wozniak is the only Non-Executive Officer.

                        INDEPENDENT AUDITORS

     The Board of Directors has not selected an independent accountant for the Company's fiscal year ending June 30, 1997. M.R. Weiser & Co. was the independent accountant who audited the accounts of the Company for the fiscal June 30, 1996. A representative of M.R. Weiser & Co. is not expected to be present at the Annual Meeting of Shareholders.

                           MISCELLANEOUS

     The Company does not know of any business other than that described above to be presented for actions to the stockholders at the meeting, but it is intended that the proxies will be exercised upon any other matters and proposals that may legally come before the meeting and any adjournments thereof in accordance with the discretion of the persons named therein.

     The Annual Report of the Company for the fiscal year ending June 30, 1996, including audited financial statements, has been furnished to all persons who were shareholders of the Company on the record date for the Annual Meeting of Shareholders.

                  PROPOSALS OF SECURITY HOLDERS

     A proposal of a security holder intended to be presented at the next annual meeting of shareholders and to be included in the proxy statement and form of proxy relating to that meeting must be received at the Company's principal executive offices at 121 Moonachie Avenue, Moonachie, New Jersey 07074, on or before August 21, 1997.

                               STERITEK, INC.
                                  PROXY

The undersigned hereby appoints Albert J. Wozniak and James K. Wozniak, and each of them, with full power of substitution as proxies for the undersigned, to attend the Annual Meeting of Shareholders of Steritek, Inc. ("Company") to be held at the offices of the Company at 121 Moonachie Avenue, Moonachie, New Jersey 07074 on Wednesday, February 5, 1997 at 10:00 a.m. local time, and at any adjournments thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

1. The election of five nominees as directors to serve until the next annual meeting of shareholders:
                   Vote                               Nominee
[ ] For  [ ] Against  [ ] Withhold Authority     Albert J. Wozniak
[ ] For  [ ] Against  [ ] Withhold Authority     Herbert W. Marache, Jr.
[ ] For  [ ] Against  [ ] Withhold Authority     Charles A. Pergola
[ ] For  [ ] Against  [ ] Withhold Authority     James K. Wozniak

2. In their discretion, on such other business as may properly come before the meeting or any adjournment thereof.

                         [ ] For   [ ] Against  [ ] Abstain

                            (Continued on the other side)

                             (Continued from other side)

THE PROXIES WILL VOTE AS SPECIFIED ABOVE, OR IF A CHOICE IS NOT SPECIFIED, THEY WILL VOTE FOR THE ELECTION OF ALL THE NOMINEES AS DIRECTORS AND FOR THE PROPOSAL LISTED IN ITEM 2.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.



                               Receipt of Notice of Annual Meeting
                               of Shareholders and Proxy Statement
                               dated December 19, 1996 is hereby
                               acknowledged:


                               Dated:                            , 199



                                             Signature(s)
                               (Please sign exactly as your name or names appear hereon, indicating where proper, official position or representative capacity.)